SCHEDULE OF SECURED PROMISSORY NOTES
                    SUBSTANTIALLY IDENTICAL TO EXHIBIT 10.33


                                                          Principal     Maturity
Date           Borrower                                    Amount         Date
----           --------                                    ------         ----
2/28/00        Main Street and Main Incorporated
                 and Redfish America, L.L.C.             $1,012,000      3/1/10

2/28/00        Main Street and Main Incorporated
                 and Main St. California, Inc.           $1,590,000      3/1/15

2/11/00        Main Street and Main Incorporated
                 and Redfish Cleveland, Inc.             $1,530,000      3/1/10

2/11/00        Main Street and Main Incorporated
                 and Main St. California, Inc.           $2,499,000      3/1/15